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                                                                      EXHIBIT 99


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                       AND
                             CHIEF FINANCIAL OFFICER

         In connection with the Quarterly Report of Oceanic Exploration Company (the "Company") on Form 10-QSB for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, James N. Blue, Chief Executive Officer of the Company, and Phylis J. Anderson, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                           /s/ James N. Blue
                                           -------------------------------------
                                           James N. Blue
                                           Chairman of the Board and
                                           Chief Executive Officer
                                           May 02, 2003



                                           /s/ Phylis J. Anderson
                                           -------------------------------------
                                           Phylis J. Anderson
                                           Treasurer and Chief Financial Officer
                                           May 02, 2003